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EXHIBIT 10.1

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        In connection with the Annual Report on Form 20-F of Swedish Export Credit Corporation (the "Company") for the period ending December 31, 2001, as amended by Amendment No. 1 filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peter Yngwe, President of the Company, certify, pursuant to 18 U.S.C. §1350 as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

  (1)
  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ PETER YNGWE Peter Yngwe (President) April 7, 2003

A signed original of this written statement required by Section 906 has been provided to Swedish Export Credit Corporation and will be retained by Swedish Export Credit Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        In connection with the Annual Report on Form 20-F of Swedish Export Credit Corporation (the "Company") for the period ending December 31, 2001, as amended by Amendment No. 1 filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jakob Nordin, Executive Director, Financial Control, of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

  (1)
  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ JAKOB NORDIN Jakob Nordin (Executive Director, Financial Control) April 7, 2003

A signed original of this written statement required by Section 906 has been provided to Swedish Export Credit Corporation and will be retained by Swedish Export Credit Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

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  EXHIBIT 10.1